Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (herein called the “Amendment”) dated as of April 8, 2011 among CHESAPEAKE MLP OPERATING, L.L.C., a Delaware limited liability company (“Borrower”), CHESAPEAKE MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (“Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, and the Issuing Lender, and the several banks and other financial institutions or entities from time to time parties to the Existing Credit Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of September 30, 2009 (as amended prior to the date hereof, the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the extensions of credit which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Existing Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Second Amendment to Credit Agreement.

“Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith or therewith.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

[SECOND AMENDMENT TO CREDIT AGREEMENT]

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Section 2.1. Additional Defined Terms. Section 1.1 of the Existing Credit Agreement is amended to add the following definitions:

“Permitted Unsecured Indebtedness”: unsecured senior or subordinated notes issued by Parent and, if applicable, any other Group Member as a co-issuer of such notes, pursuant to one or more indentures in compliance with Section 7.2(h).

“Permitted Unsecured Indebtedness Documents”: collectively, all unsecured senior or subordinated notes, all guarantees of any such notes, any indentures for each series or issue of any such notes and all other material agreements, documents or instruments executed and delivered by any Group Member in connection with, or pursuant to, the issuance of Permitted Unsecured Indebtedness.

Section 2.2. Indebtedness. Section 7.2(h) of the Existing Credit Agreement is hereby amended to add the phrase “and, if applicable, any other Group Member as a co-issuer of such notes” immediately after the phrase “unsecured senior or subordinated notes issued by Parent”.

Section 2.3. Transactions with Affiliates. The parenthetical phrase “(other than the Borrower or any Subsidiary Guarantor)” in Section 7.9 of the Existing Credit Agreement is hereby amended to read “(other than Parent, the Borrower or any Subsidiary Guarantor)”.

Section 2.4. Negative Pledge Clause. Subsection (b) of Section 7.12 of the Existing Credit Agreement is hereby relettered to become subsection “(c)” and a new subsection (b) is hereby added in its place to read “, (b) the Permitted Unsecured Indebtedness Documents, provided, however, that any such prohibition or limitation does not restrict in any manner (directly or indirectly) Liens on any Property of any Group Member securing the Obligations and does not require the direct or indirect granting of any Lien securing any Permitted Unsecured Indebtedness or other obligation thereunder by virtue of the granting of Liens on any Property of any Group Member to secure the Obligations, and”.

Section 2.5. Parent. Section 7.18(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(a) hold any assets or conduct any business other than its (i) ownership of the Borrower and (ii) issuance of Permitted Unsecured Indebtedness,”

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when:

(a) Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent:

(i) the Amendment executed by Borrower, Parent, Administrative Agent and Majority Lenders;

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(ii) a duly executed Consent and Agreement from each Subsidiary Guarantor in the form attached hereto;

(iii) (1) a certificate from a Responsible Officer of each Loan Party certifying that the execution and delivery of this Amendment has been duly authorized and that none of the resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent has previously required evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party have been amended since they were delivered and (2) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to be so qualified could not reasonably be expected to have a Material Adverse Effect; and

(iv) such other supporting documents as Administrative Agent may reasonably request.

(b) Borrower shall have paid, in connection with such Loan Documents, all recording, handling, amendment and other fees required to be paid to Administrative Agent pursuant to any Loan Documents.

(c) Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements to be paid to Administrative Agent pursuant to any Loan Documents, or otherwise due Administrative Agent and including invoiced fees and disbursements of Administrative Agent’s attorneys.

ARTICLE IV.

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.1. Representations and Warranties of Borrower and Parent. In order to induce each Lender to enter into this Amendment, Borrower and Parent represent and warrant to each Lender that:

(a) The representations and warranties contained in Article 4 of the Credit Agreement are true and correct at and as of the time of the effectiveness hereof, except (i) to the extent that the facts on which such representations and warranties are based have been changed by the

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extension of credit under the Credit Agreement, (ii) to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (iii) for purposes of this definition, the representations and warranties contained in subsections (a) and (b) of Section 4.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement.

(b) Borrower and Parent are duly authorized to execute and deliver this Amendment and the other Amendment Documents and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower and Parent have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower and Parent hereunder and thereunder.

(c) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of each of Borrower and Parent, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

Section 4.2. Covenants of Borrower and Parent. In order to induce each Lender to enter into this Amendment, Borrower and Parent hereby covenant that, promptly upon the formation of any Subsidiary of any Group Member that will act as a co-issuer of the Permitted Unsecured Indebtedness, Parent and Borrower shall and shall cause each Group Member to (a) cause such Subsidiary to become a party to the Guaranty Agreement and the Security Documents, (b) deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, and (c) deliver legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

ARTICLE V.

MISCELLANEOUS

Section 5.1. Ratification of Agreements. The Existing Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower and Parent herein shall survive the execution and delivery of this

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Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Group Members hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower and Parent under this Amendment and under the Credit Agreement.

Section 5.3. Loan Documents. This Amendment is and the other Amendment Documents each are a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CHESAPEAKE MLP OPERATING, L.L.C.

By:	/s/ J. Mike Stice
J. Mike Stice
Chief Executive Officer

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

By: Chesapeake Midstream GP, L.L.C., its general partner

By:	/s/ J. Mike Stice
J. Mike Stice
Chief Executive Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swing Line Lender, as an Issuing Lender and as a Lender

By:	/s/ Catherine Stacy
Name:	Catherine Stacy
Title:	Assistant Vice President

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THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Director

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BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

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COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Allen Huang
Name:	Allen Huang
Title:	Assistant Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

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CITIBANK, N.A., as a Lender

By:	/s/ Angela McCracken
Name:	Angela McCracken
Title:	Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Lauren Day
Name:	Lauren Day
Title:	Authorized Signatory

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Scott Taylor
Name:	Scott Taylor
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

UBS LOAN FINANCE, LLC, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kamar
Name:	Nupur Kamar
Title:	Vice President

By:	/s/ Rahul Parmar
Name:	Rahul Parmar
Title:	Associate

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ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK, as a Lender

By:	/s/ Dustin S. Hansen
Name:	Dustin S. Hansen
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Paul O’ Leary
Name:	Paul O’ Leary
Title:	Director

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Richard Leong
Name:	Richard Leong
Title:	Asset Manager

By:	/s/ Arturo Polisena
Name:	Arturo Polisena
Title:	Asset Manager

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Garrett T. McKinnon
Name:	Garrett T. McKinnon
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORP., NEW YORK, as a Lender

By:	/s/ Natsuhiro Samejima
Name:	Natsuhiro Samejima
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

TORONTO DOMINION (NEW YORK), LLC, as a Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

NATIXIS, as a Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Donovan Broussard
Name:	Donovan Broussard
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

[Second Amendment]

CONSENT AND AGREEMENT

Each of the undersigned (in their individual capacity, each a “Guarantor”), hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated as of September 30, 2009 made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Guaranty and such other Loan Documents shall remain in full force and effect.

BLUESTEM GAS SERVICES, L.L.C., an Oklahoma limited liability company

CHESAPEAKE MIDSTREAM GAS SERVICES, L.L.C., an Oklahoma limited liability company

OKLAHOMA MIDSTREAM GAS SERVICES, L.L.C., an Oklahoma limited liability company

PONDER MIDSTREAM GAS SERVICES, L.L.C., a Delaware limited liability company

TEXAS MIDSTREAM GAS SERVICES, L.L.C., an Oklahoma limited liability company

By: Chesapeake MLP Operating, L.L.C., sole manager

By:	/s/ J. Mike Stice
J. Mike Stice
Chief Executive Officer

[CONSENT AND AGREEMENT TO SECOND AMENDMENT TO CREDIT AGREEMENT]

MAGNOLIA MIDSTREAM GAS SERVICES, L.L.C., an Oklahoma limited liability company

By: Chesapeake MLP Operating, L.L.C., sole manager

By:	/s/ J. Mike Stice
J. Mike Stice
Chief Executive Officer

[CONSENT AND AGREEMENT TO SECOND AMENDMENT TO CREDIT AGREEMENT]